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                                                                    Exhibit 99.6

                ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT

     THIS ASSIGNMENT, ASSUMPTION AND RECOGNITION AGREEMENT is dated as of May 1, 2006, by and among Merrill Lynch Bank, USA, 4 World Financial Center, 10th Floor, New York, New York 10080 (the "Assignor"), Merrill Lynch Mortgage Lending, Inc., having an address at 4 World Financial Center, New York, New York 10080 (the "Assignee"), and National City Mortgage Co., having an address at 3232 Newmark Drive, Miamisburg, Ohio 45342 (the "Company").

     WHEREAS, the Company and the Assignor, as Purchaser, entered into that certain Master Seller's Warranties and Servicing Agreement, dated as of May 1, 2004 (as amended and in effect on the date hereof, the "Warranties and Servicing Agreement"); and

     WHEREAS, the Assignor wishes to assign to the Assignee all of its right, title, interest and obligations with respect to those certain mortgage loans set out on Schedule A to the Pooling and Servicing Agreement, dated as of May 1, 2006 (the "Pooling and Servicing Agreement"), among Merrill Lynch Mortgage Investors, Inc. ("MLMI"), Wells Fargo Bank, N.A. and HSBC Bank USA, National Association (the "Mortgage Loans") under the Warranties and Servicing Agreement, with respect to the Mortgage Loans (except for the obligations that arise prior to the date hereof, which shall be retained by Assignor), and Assignee wishes to assume all of Assignor's right, title, interest and obligations in and to such Mortgage Loans as provided in the Warranties and Servicing Agreement and as set forth herein.

     NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, and of the mutual covenants herein contained, the parties hereto hereby agree as follows:

     1. Definitions. Defined terms used in this Assignment and not otherwise defined herein shall have the meaning set forth in the Warranties and Servicing Agreement.

     2. Assignment. Assignor hereby assigns all of its right, title, interest and obligations with respect to the Mortgage Loans, under the Warranties and Servicing Agreement, to Assignee (except with respect to the obligations that arise prior to the date hereof which shall be retained by Assignor).

     3. Assumption. Assignee hereby accepts such assignment and assumes all of such rights, title, interest and obligations of Assignor with respect to the Mortgage Loans under the Warranties and Servicing Agreement as set forth herein (other than any obligations that arise prior to the date hereof which shall be retained by Assignor).

     4. Recognition. From and after the date hereof as long as Assignee is the owner of the Mortgage Loans, the Company, as servicer, shall recognize Assignee as the owner of the Mortgage Loans, and the Company will service the Mortgage Loans in accordance with the servicing provisions contained in the Warranties and Servicing Agreement for the benefit of Assignee and shall look solely to Assignee for performance of the obligations of Assignor under the Warranties and Servicing Agreement with respect to the Mortgage Loans. From and after the date hereof for as long as Assignee is the owner of the Mortgage Loans, Assignee shall recognize

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the Company as the servicer of the Mortgage Loans and shall look solely to the
Company for performance of the obligations of the Company under the Warranties and Servicing Agreement with respect to the Mortgage Loans.

     The Company is aware and understands that Assignee will be further assigning its right, title and interest to the Mortgage Loans under the Warranties and Servicing Agreement to Merrill Lynch Mortgage Investors, Inc. ("MLMI") on the date hereof pursuant to the Mortgage Loan Purchase Agreement, dated as of May 1, 2006, between Assignee and MLMI.

     5. Governing Law. This Assignment shall be construed in accordance with the substantive laws of the State of New York (without regard to conflict of laws principles) and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws, except to the extent preempted by federal law.

     6. Successors. This Assignment shall inure to the benefit of the successors and assigns of the parties hereto. Any entity into which the Company, Assignor or Assignee may be merged or consolidated shall, without the requirement for any further writing, be deemed the Company, Assignor or Assignee, respectively, hereunder.

     7. No Waiver. No term or provision of this Assignment may be waived or modified unless such waiver or modification is in writing and signed by the parties hereto, including the acknowledgment party.

     8. Survival. This Assignment shall survive the conveyance of the Mortgage Loans and the assignment of the Warranties and Servicing Agreement to the extent of the Mortgage Loans by Assignor to Assignee and the termination of the Warranties and Servicing Agreement.

     9. Counterparts. This Assignment may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute and be one and the same instrument.

                         [SIGNATURES ON FOLLOWING PAGE]

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     IN WITNESS WHEREOF, the parties have caused this Assignment, Assumption and
Recognition Agreement to be executed by their duly authorized officers as of the date first above written.

MERRILL LYNCH BANK, USA
ASSIGNOR


By:
    ---------------------------------
Name:
      -------------------------------
Title:
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MERRILL LYNCH MORTGAGE LENDING, INC.
ASSIGNEE


By:
    ---------------------------------
Name:
      -------------------------------
Title:
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ACKNOWLEDGED BY:

NATIONAL CITY MORTGAGE CO.,


By:
    ---------------------------------
Name:
      -------------------------------
Title:
       ------------------------------